                                                                 Exhibit (14)(b)

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Financial Highlights" in the Proxy Statement and to the incorporation by reference of our reports dated:

     - July 21, 2009 with respect to the financial statements and financial highlights of RiverSource Partners Aggressive Growth Fund included in the Annual Report for the year ended May 31, 2009,

     - January 20, 2010 with respect to the financial statements and financial highlights of RiverSource Mid Cap Growth Fund included in the Annual Report for the year ended November 30, 2009,

     - July 21, 2009 with respect to the financial statements and financial highlights of RiverSource Partners Select Value Fund included in the Annual Report for the year ended May 31, 2009,

     - November 20, 2009 with respect to the financial statements and financial highlights of RiverSource Mid Cap Value Fund included in the Annual Report for the year ended September 30, 2009,

     - July 21, 2009 with respect to the financial statements and financial highlights of RiverSource Partners Small Cap Equity Fund included in the Annual Report for the year ended May 31, 2009,

     - May 19, 2009 with respect to the financial statements and financial highlights of RiverSource Partners Small Cap Growth Fund included in the Annual Report for the year ended March 31, 2009,

     - December 21, 2009 with respect to the financial statements and financial highlights of Seligman Frontier Fund included in the Annual Report for the year ended October 31, 2009,

     - December 21, 2009 with respect to the financial statements and financial highlights of Seligman Global Smaller Companies Fund included in the Annual Report for the year ended October 31, 2009,

     - December 21, 2009 with respect to the financial statements and financial highlights of RiverSource Partners International Small Cap Fund included in the Annual Report for the year ended October 31, 2009, and

     - February 20, 2009 with respect to the financial statements and financial highlights of RiverSource Tax-Exempt Money Market Fund included in the Annual Report for the year ended December 31, 2008 in the Registration Statement (Form N-14) of the RiverSource Government Money Market Fund, Inc. filed with the Securities and Exchange Commission in this Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 (Registration No. 333-163371).

                                        /s/ Ernst & Young LLP

Minneapolis, Minnesota
January 22, 2010